Q-MED, INC.

                          SECURITIES PURCHASE AGREEMENT

      AGREEMENT dated as of May 6, 1996, by and between Q-Med, Inc., a Delaware corporation (the "Company") having an office at 100 Metro Park South, Laurence Harbor, New Jersey 08878, and S. R. One, Limited, a Pennsylvania business trust, having an office at Bay Colony Executive Park, 565 E. Swedesford Road, Wayne, PA 19807 (the "Investor").

                              W I T N E S S E T H:

      WHEREAS, the Company desires to sell up to an aggregate of 177,777 shares (the "Shares") of its Common Stock, $.001 par value, (the "Common Stock") and warrants (the "Warrants") to purchase an additional 63,492 shares of Common Stock for an aggregate of $2,000,000 to the Investor, who is an "accredited investor" within the meaning of Rule 501(a) adopted under the Securities Act of 1933 (the "Act"); and

      WHEREAS, the Investor wishes, pursuant to the terms and conditions hereinafter set forth, to purchase the Shares and Warrants referred to in the proceeding paragraph (collectively the "Securities").

      NOW THEREFORE, in consideration of the premises, and the respective representations and warranties hereinafter set forth, the Company and the Investor agree as follows:

1.    SUBSCRIPTION.

      The Investor, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the Securities.

2.    PURCHASE AND CLOSING.

      2.1 The Investor delivers herewith the sum of $2,000,000 (the "Purchase Price") to the Company.

      2.2   The Company hereby delivers the following to the Investor:

      (a) a certificate, in due and proper form, representing the Shares purchased upon which a legend substantially in the following form will be endorsed:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE


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            OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE
            SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT"; and

      (b) a duly executed Warrant Agreement in the form annexed hereto as Exhibit A;

      (c) a duly executed Registration Rights Agreement in the form annexed hereto as Exhibit B;

      (d) an opinion of the Company's counsel addressed to the Company which indicates that the Investor may rely upon it as to the matters set forth in Sections 6.1, 6.2, 6.3, 6.5, 6.6, 6.7 and 6.8 of this
            Agreement; and

      (e)   a counterpart of this Agreement executed by the Company.

3.    INVESTOR REPRESENTATIONS AND WARRANTIES.

      The Investor hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

      3.1 The Investor is acquiring the Securities for its own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person except the Investor's corporate parent has a direct or indirect beneficial interest in such Securities;

      3.2 The Investor acknowledges its understanding that the offering and sale of the Securities is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Act and the provisions of Regulation D thereunder. In furtherance thereof, the Investor represents and warrants to and agrees with the Company as follows:

      (a) the Investor has the financial ability to bear the economic risk of its investment, has adequate means for providing for its current needs and personal contingencies and has no need for liquidity with respect to its investment in the Company;

      (d) the Investor is a corporation, trust, estate benefit plan, partnership other entity, which comes within a category of "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Act (17 C.F.R. 230.501(a));


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      3.3   The Investor:

      (a) has been furnished with the Company's Report on Form 10-KSB for the year ended November 30, 1995, including the Company's Annual Report to Stockholders (which is annexed hereto as Exhibit C), the Company's Report on Form 10-QSB for the period ended February 28, 1996, (which is annexed hereto as Exhibit D) the Company's Proxy Statement dated April 26, 1996 (which is annexed hereto as Exhibit
            E) which together with Exhibits C and D are referred to as the "Documents") and any documents which may have been made available upon request, and has carefully read the Documents and understands and has evaluated the risks of a purchase of Securities, and has relied solely (except as indicated in subsections (b) and (c) below) on the information contained in the Documents;

      (b) has been provided an opportunity to obtain additional information concerning the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

      (c) has been given the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of this investment, and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information contained in the Documents or that which was otherwise provided in order for the Investor to evaluate the merits and risks of purchase of the Securities to the extent the Company possesses such information or can acquire it without unreasonable efforts or expense, and has not been furnished any other offering literature or prospectus except as mentioned herein;

      (d) has not been furnished with any oral representation or oral information in connection with the offering of the Securities which is not contained in the Documents; and

      (e) has determined that the Securities are a suitable investment and that at this time the Investor could bear a complete loss of its investment;

      3.4 The Investor is not relying on the Company with respect to economic considerations involved in this investment;

      3.5 The Investor represents, warrants and agrees that it will not sell or otherwise transfer the Securities unless registered under the Act or in reliance upon an exemption therefrom, and fully understands and agrees that it must bear the economic risk of its purchase for an indefinite period of time because, among other reasons, the Securities or underlying securities have not been registered under the Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or


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an exemption from such registration is available. The Investor also understands that except as set forth in the Registration Rights Agreement and the Company's independent obligation to remain current in its filings under the Securities Exchange Act of 1934, as amended, the Company is under no obligation to register the Securities on its behalf or to assist the Investor in complying with any exemption from registration under the Act. The Investor further understands that sales or transfers of the Securities or underlying securities are restricted by the provisions of state securities laws;

      3.6 The person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so;

      3.7 No representation or warranties have been made to the Investor by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company herein;

      3.8 The execution and delivery by the Investor of, and the performance by the Investor of its obligations under this Agreement, the Registration Rights Agreement and the Warrant Agreement in accordance with their respective terms will not contravene any provision of applicable law or the charter documents of the Investor or any agreement or other instrument binding upon the Investor, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Investor, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Investor of its obligations under such Agreements in accordance with their respective terms;

      3.9 The Investor has been duly organized, is validly existing and is in good standing under the laws of the Commonwealth of Pennsylvania. The Investor has full corporate power and authority to enter into this Agreement, the Warrant Agreement and the Registration Rights Agreement and this Agreement, the Registration Rights Agreement and the Warrant Agreement have been duly and validly authorized, executed and delivered by the Company and are valid and binding obligations of the Investor, enforceable against the Investor in accordance with their respective terms, except as such enforcement may be limited by the United States Bankruptcy Code, laws effecting creditors rights, generally and general equitable principles.

      3.10 The foregoing representations, warranties and agreements shall survive the Closing.

4.    INVESTOR AWARENESS.

      The Investor acknowledges, represents, agrees and is aware that:

      4.1 No Federal or state agency has passed on the Securities or made any finding or determination as to the fairness of this investment;

      4.2 There are substantial risks incident to the purchase of Securities;


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      4.3 The investment in the Company is an illiquid investment and the
Investor must bear the economic risk of investment in the Securities for an indefinite period of time;

      4.4 There are substantial restrictions on transferability of the Securities;

      4.5 The foregoing acknowledgments, representations, warranties and agreements shall survive the Closing.

5.    INDEMNITY.

      The Investor agrees to indemnify and hold harmless the Company and each other person, if any, who controls it within the meaning of Section 15 of the Act against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing for or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Investor to comply with any covenant or agreement made by the Investor herein.

6.    COMPANY REPRESENTATIONS AND WARRANTIES.

      The Company hereby acknowledges, represents and warrants to, and agrees with the Investor (which representations and will be true and correct as of the date of the Closing as if the Agreement were made on the date of Closing) as follows:

      6.1 The Company has been duly organized, is validly existing and is in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to enter into this Agreement, the Warrant Agreement and the Registration Rights Agreement and this Agreement, the Registration Rights Agreement and the Warrant Agreement have been duly and validly authorized, executed and delivered by the Company and are valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforcement may be limited by the United States Bankruptcy Code, laws effecting creditors rights, generally and general equitable principles.

      6.2 Subject to the performance by the Investor of its obligations under this Agreement and the accuracy of the representations and warranties of the Investor, the offering and sale of the Securities will be exempt from the registration requirements of the Act.

      6.3 The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement, including the execution and performance of the Registration Rights Agreement and the Warrant Agreement, will not contravene any provision of applicable law or the charter documents of the Company or any agreement or other instrument binding upon the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction


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over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement.

      6.4 The Documents did not, and through the date of the Closing will not, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made and at the time of their filing, not misleading.

      6.5 All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and free of preemptive or similar rights. As of May 1, 1996, 20,000,000 shares of Common Stock are authorized, of which 9,193,205 shares of Common Stock are issued and outstanding, 22,000 shares of Common Stock are held as treasury shares and approximately 1,700,000 shares are reserved for issuance under the Company's stock option plans. The Company does not have any class of authorized stock other than Common Stock. The Shares have been duly authorized and, when issued and delivered as provided by this Agreement, will be validly issued and fully paid and non-assessable, and the Shares are not subject to any preemptive or similar rights. In addition, the shares of Common Stock issuable upon the exercise of the Warrants, when issued as provided in the Warrant Agreement will be validly issued and fully paid and non-assessable, and such shares are not subject to any preemptive or similar rights. No further corporate action is required on the Company's part to issue the shares of Common Stock upon exercise of the Warrants.

      6.6 The Company is not in violation of its charter or bylaws and is not in default in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust, license, contract, lease or other instrument to which the Company is a party or by which it is bound, or to which any of the property or assets of the Company is subject, except such as have been waived or which would not have, singly or in the aggregate, a material adverse effect on the Company, taken as a whole.

      6.7 There is no material litigation or governmental proceeding pending, or to the knowledge of the Company, threatened against, or involving the property or the business of the Company, or, to the best knowledge of the Company which would adversely affect the condition (financial or otherwise), business, prospects or results of operations of the Company, taken as a whole.

      6.8 The consolidated financial statements set forth in Exhibits C and D fairly present the financial position and the results of operations of the Company, at the dates and periods therein specified. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the respective periods involved and are complete and accurate and are in accordance with the books and records of the Company. Since February 29, 1996, the Company:


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      (a)   has not entered into any transaction outside of the ordinary course of business except the agreement between the Company and SmithKline Beecham Corporation ("SmithKline Beecham") effective April 1, 1996 and certain agreements to provide services to managed care organizations and physician private groups; or

      (b) suffered any material adverse change in its financial condition or results of operations except as disclosed or contemplated in these Documents.

      6.9 The foregoing representations, warranties and agreements shall survive the Closing.

7.    ADVISORY BOARD REPRESENTATION

      7.1 The Company agrees to appoint a representative of Investor, reasonably acceptable to the Company, to serve as a member of the Company's Advisory Board within 10 days of the Investor identifying such a candidate to the Company. Initially the Investor has identified Dr. Brenda D. Gavin as its representative and the Company accepts this candidate. The Company will provide to the Investor written notice of and other information with respect to such meetings as are delivered to other members of the Advisory Board. The Company shall not compensate Investor nor reimburse Investor for expenses incurred in exercising its rights under this paragraph 7.1. The Investor and its representative shall maintain the confidentiality of all financial, confidential and proprietary information of the Company acquired by them in exercising the rights under this paragraph 7.1.

      7.2. The Investor agrees to provide the Company, with all information reasonably requested by the Company, to ascertain whether the Investor's representative is acceptable to the Company and agrees to permit the Company to make disclosures concerning the representative's participation in the Advisory Board.

      7.3 The rights set forth under paragraph 7.1 and 7.2 shall expire on the earlier of: (a) the occurrence of any transaction by which the Investor ceases to own or have a beneficial interest in at least 102,635 shares of the Company's Common Stock (including the shares issuable upon the exercise of the Warrants); or (b) the termination of the Agreement between SmithKline Beecham and Q-Med.

8.    MISCELLANEOUS.

      8.1 Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

      8.2 Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given


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

if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

      8.3 Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

      8.4 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the Investor shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

      8.5 Entire Agreement. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

      8.6 Assignability. This Agreement is not transferable or assignable by the Investor except as may be provided herein.

      8.7 Applicable Law. This Agreement shall be governed and construed under the laws of the State of New Jersey.

9.    REGULATORY NOTICES.

      EACH PENNSYLVANIA RESIDENT WHO SUBSCRIBES FOR THE SECURITIES BEING OFFERED HEREBY AGREES NOT TO SELL THESE SECURITIES FOR A PERIOD OF TWELVE MONTHS AFTER THE DATE OF PURCHASE.

      UNDER PROVISION OF THE PENNSYLVANIA SECURITIES ACT OF 1972 (THE "1972 ACT"), EACH PENNSYLVANIA RESIDENT SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE COMPANY, UNDERWRITER (IF ANY) OR ANY OTHER PERSON, WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE COMPANY OF HIS WRITTEN BINDING CONTRACT OF PURCHASE OR IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FOR AT THE BEGINNING OF THIS AGREEMENT, INDICATING HIS OR HER INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND


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POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IT IS
PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. IF THE REQUEST IS MADE ORALLY (IN PERSON OR BY TELEPHONE, TO THE COMPANY AT (908) 566-2666), A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

10.   EXECUTION.

      The Investor has executed this Subscription Agreement on this sixth day of May, 1996.

                                          S. R. ONE, LIMITED



                                          By: /s/ Brenda D. Gavin
                                              --------------------------------
                                                  Brenda D. Gavin, DVM
                                                  Vice President

      Accepted this sixth day of May, 1996.

                                          Q-MED, INC.


                                          By: /s/ Michael W. Cox
                                              --------------------------------
                                                  Michael W. Cox, President


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